Exhibit 10.33

FORM OF 2018 6% CONVERTIBLE DEBENTURE

NUMBER XXXXX	$XXXXX.XX

UNITED STATES OF AMERICA STATE OF NEVADA

ORGANICELL REGENERATIVE MEDICINE, INC., a Nevada corporation, (hereinafter called the "Company"), for value received , hereby promises to pay to

Name: Address:

Country:

_________

or registered assigns, in legal tender of the United States of America, the principal sum of XXXXXX Thousand Dollars ($XX,000.00), together with interest at the rate of XX per cent (XX%) per annum as follows:

On or before the tenth (10th) business day of XXXXX, XXX, interest only shall be paid for the actual number of days from the date of issuance to XXXXX, XXXX;

Thereafter, on or before the tenth (10th) business day of XXXXX, of XXXXX and of XXXXX, interest only shall be paid for the immediately prior calendar quarter.

The principal sum, together with interest for the month ended XXXX, XXXXX, shall be due and payable, in full, on the tenth (10th) business day of XXXXX together with any balance of interest otherwise unpaid.

Each of such payments shall be paid to the registered owner of this Debenture as of the close of business on the last business day of the month preceding payment and no proration shall be required. Interest on the Debentures shall be computed on the basis of a 360-day year of twelve 30-day months.

This Debenture is one of a duly authorized issue of 2018 6% Convertible Debentures of the Company for the maximum aggregate principal amount (except with respect to mutilated, destroyed, lost or stolen Debentures) of $1,000,000, all of like tenor except as to issuance date.

Upon the occurrence and continuance of default, the principal of this Debenture may be declared due and payable prior to its regular maturity; i.e., maturity may be accelerated. An event of default shall include:

(a)       Failure(s) or omission(s) to pay, or other delinquency in the payment of, any interest upon any of the Debentures as and when the same shall become due and payable, and continuance of such delinquency for a period of thirty (30) days; or

(b)      Failure(s) or omission(s) to pay, or other default in the payment of the principal of any of the Debentures as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

(c)      If the Company becomes insolvent or unable to pay its debts as they mature or makes an assignment for the benefit of its creditors, or a proceeding is instituted by or against the Company alleging that the Company is insolvent or unable to pay its debts as they mature and such proceeding remains un-dismissed for sixty (60) days; or

(d)      Failure on the part of the Company duly to observe or perform any of the covenants or agreements on the part of the Company contained in the Debentures or in this Instrument for a period of sixty (60) days after the date on which the earliest written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by a holder of one or more of the Debentures; or

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(e)      If the Company shall, on a petition in bankruptcy or reorganization filed against it, be adjudicated a bankrupt , or if a court of competent jurisdiction shall enter an order or decree appointing, without the consent of the Company, a receiver of the Company or of the whole or substantially all of its property, or approving a petition filed against it seeking reorganization or arrangement of the Company under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, and such adjudication, order, or decree shall not be vacated or set aside or stayed within ninety (90) days from the date of the entry thereof.

This Debenture is subject to call and redemption prior to its regular maturity, at any time, and from time to time, in whole or in part, on at least thirty (30) days written notice but not to exceed sixty (60) days, at a Redemption Price equal to (i) the unpaid principal balance and (ii) the accrued interest to the date fixed for redemption. One or more Debentures may be redeemed without the redemption of the entire issue, in which event the Debentures to be redeemed shall be selected by lot.

This Debenture (the principal and all accrued but unpaid interest thereon) is subject to conversion at the option of the holder at any time, from time to time, commencing thirty (30) trading days after effectiveness of the Company's pending reverse stock split and continuing up to five (5) days prior to maturity and (b) at any time during the period following notice of redemption of this Debenture up to five (5) days prior to the date of redemption, into shares of the Common Stock of the Company at a Conversion Price equal to XXXXXXXXX per post-split share. No fractional shares shall be issued; fractional shares shall be rounded up to the next whole share.

No past, present, or future shareholder, director, agent, employee, or officer of the Company or of any predecessor or successor corporation shall be in any way personally liable for payment of the principal or interest on this Debenture, or be otherwise personally liable i n respect to: (a) this Debenture; or (b) to any covenant, provision or condition contained in this Debenture; or (c) any claim based on this Debenture. Each owner of this Debenture, by his acceptance hereof, assents and agrees that this Debenture shall be only collectible out of, and only enforceable against, the property from time to time belonging to the Company.

This Debenture has not been registered under the Securities Act of 1933 and may not be sold, transferred, pledged, hypothecated or otherwise disposed of unless there is an effective registration statement with respect to it or there is an exemption from such registration available under the circumstances.

Subject to the foregoing restriction on transfer, this Debenture is transferable on the books of the Company, to be kept at the office of the Company, by the registered owner hereof in person, or by an attorney duly authorized in writing, upon surrender and cancellation of this Debenture. Upon any such transfer, a new Debenture or Debentures of the same issue and for the same aggregate original face amount shall be issued to the transferee in exchange therefor; provided, nevertheless, that the actual liability of the Company shall be limited to the actual unpaid principal amount outstanding as of the date of transfer, together with any accrued but unpaid interest thereon. The Company may deem or treat the person in whose name this Debenture shall at the time be registered as the absolute owner hereof for the purposes of transfer and receiving payment of principal and/or interest as well as for all other purposes whatsoever and the Company shall not be affected by any notice to the contrary.

IN WITNESS WHEREOF, Organicell Regenerative Medicine, Inc. has caused this Debenture to be signed by its CEO or President and to be dated as of XXXXXX, 20XX.

ORGANICELL REGENERATIVE MEDICINE, INC.

By: ___________________

Attest:

______________________________

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ASSIGNMENT

For value received, the undersigned hereby sells, assigns and transfers to:

___________________________________________________________________ all his/her/their interest represented by the within Debenture and does hereby authorize, empower, and appoint _____________________________, attorney to make the necessary transfer on the books of the Company, with full power of substitution in the premises.

DATED:_____________________________________, 201__

WITNESS:

(Registered Owner)

(Registered Co-owner)

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